Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
The Lincoln Electric Company Employee Savings Plan
Risks and Uncertainties
Risks and Uncertainties

Note 5 — Risks and Uncertainties

The Plan invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits.

The Plan’s investments in Lincoln Electric Holdings, Inc. common shares are exposed to market risk in the event of a decline in the value of Lincoln Electric Holdings, Inc. common shares. Participants assume all risk in connection with any decrease in the market price of any investment.